EXHIBIT 10.5(A)

ASSIGNMENT OF
AGREEMENT GRANTING MOORAGE AND OTHER RIGHTS

THIS ASSIGNMENT OF AGREEMENT GRANTING MOORAGE AND OTHER RIGHTS (the “Assignment”) is made effective as of the 14th day of March 2002, by and between GREENVILLE CASINO PARTNERS, L.P., a Mississippi limited partnership, whose address is P.O. Box 1294, Greenville, MS 38702-1294 (“Assignor”), and JMBS CASINO LLC, a Mississippi limited liability company, whose address is 3061 Prestwicke Drive, Edgewood, KY 41017 (“Assignee”) as follows:

W I T N E S S E T H:

WHEREAS, The City of Greenville, Mississippi, a municipality (the “City”) entered into a Lease Agreement with Cotton Club of Greenville, Inc., a Mississippi corporation (“Cotton Club”) dated April 1, 1993 (the “Lease”), granting rights in a 210’ wide strip of land located in Greenville, Washington County, Mississippi (the “Property”), more fully described on Exhibit A attached hereto and incorporated herein. The Lease is recorded in Book 1983, Page 601 of the Washington County, Mississippi Records; and

WHEREAS, Jubilation Lakeshore, Inc., f/k/a Cotton Club of Greenville, Inc., assigned its rights under the Lease to Alpha Gulf Coast, Inc. by virtue of an Assignment dated December 11, 1997, recorded in Book 1983, Page 587, of the Washington County, Mississippi Records; and

WHEREAS, Alpha Gulf Coast, Inc. assigned its rights under the Lease to Greenville Casino Partners, L.P., by virtue of an Assignment of Agreement Granting Moorage, Dockage, Berthing and Other rights and Lease Agreement dated March 2, 1998, recorded in Book 1990, Page 555, of the Washington County, Mississippi Records; and

WHEREAS, Assignor and Assignee are parties to an Asset Purchase Agreement dated January 26, 2002 (the “Purchase Agreement”), and pursuant to the Purchase Agreement, the Assignor is required to assign all of its rights under the Lease to Assignee.

NOW, THEREFORE, for good and valuable consideration paid, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Assignor does hereby assign and convey to Assignee all of Assignor’s right, title and interest in, to and under the Lease.

2. Assignee hereby accepts said Assignment and assumes all of the benefits and agrees to perform all of the obligations of Assignor under the Lease.

3. Assignee in accepting said Assignment acknowledges that it is familiar with the terms, provisions and conditions of the Lease and agrees to fully perform and abide by all of the terms, provisions and conditions of Assignor thereunder, all in accordance with the terms hereof and the terms of the Asset Purchase Agreement between Assignor and Assignee dated January 26, 2002.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the dates set forth below in their respective acknowledgments, with this Assignment to be effective March 14, 2002.

WITNESSES:

(As to Assignor)		ASSIGNOR:

GREENVILLE CASINO PARTNERS, L.P.,
a Mississippi limited partnership

/s/ [ILLEGIBLE]		By:	/s/ M. J. Jacobson
Printed Name:	[ILLEGIBLE]	Name:	M. J. JACOBSON
		Title:	CEO

/s/ [ILLEGIBLE]
Printed Name:	[ILLEGIBLE]

(As to Assignee)		ASSIGNEE:

JMBS CASINO LLC
a Mississippi limited liability company

/s/ [ILLEGIBLE]		By:	/s/ Joseph A. Yung
Printed Name:	[ILLEGIBLE]		Joseph A. Yung, Manager

/s/ [ILLEGIBLE]
Printed Name:	[ILLEGIBLE]

STATE OF MISSISSIPPI	)
)SS:
COUNTY OF	)
WASHINGTON

The foregoing instrument was acknowledged before me this 14th day of March, 2002, by M. J. Jacobson, the CEO of GREENVILLE CASINO PARTNERS, L.P., a Mississippi limited partnership, on behalf of the partnership, the Assignee in the foregoing Assignment.

/s/ [ILLEGIBLE]
Notary Public

STATE OF MS	)
)SS:
COUNTY OF	)
WASHINGTON

The foregoing instrument was acknowledged before me this 14th day of March, 2002, by Joseph A. Yung, the Manger of JMBS CASINO LLC, a Mississippi limited liability company, on behalf of the company as Assignor in the foregoing Assignment.

/s/ [ILLEGIBLE]
Notary Public

This instrument prepared by:
Tedd H. Friedman, Esq.
Katz, Teller, Brant & Hild
2400 Chemed Center
255 East Fifth Street
Cincinnati, Ohio 45202-4724
(513)721-4532

KTBH: 514360.2

Exhibit “A”

Parcel 7.5 (Section B)

A tract of land 210 feet wide, the South line of which shall be the North edge of the paved City wharf, the East line of which is the West edge of the access concrete sidewalks into Schelben Park, the North line of which is 210 feet North of and parallel to the North edge of the concrete City wharf, and West line of which is the water’s edge of Lake Ferguson, as it rises and falls, said tract of land being shown as “Area 2” on the map attached hereto and made a part hereof by reference as if fully set out herein.

Indexing Instructions:

Index under Section 6, Township 18 North, Range 8 West, Washington County, MS, being that portion thereof previously described as being parts of Blocks 2 and 5, Original Town Addition of Greenville, all now lying over the levee.